(AMERINDOFUNDS LOGO APPEARS HERE)




                               SEMI-ANNUAL REPORT





APRIL 30, 2002

                                 TABLE OF CONTENTS
                                 -----------------

SHAREHOLDER LETTER ..........................................     1

REVIEW AND ECONOMIC OUTLOOK .................................     4

SCHEDULES OF INVESTMENTS ....................................     8

STATEMENTS OF ASSETS AND LIABILITIES ........................    12

STATEMENTS OF OPERATIONS ....................................    14

STATEMENTS OF CHANGES IN NET ASSETS .........................    16

FINANCIAL HIGHLIGHTS ........................................    18

NOTES TO FINANCIAL STATEMENTS ...............................    22

                                                                      April 2002
Dear Shareholder:

     Over the past six months we have witnessed a multitude of events that would normally provide more than ample fodder for significantly lower equity valuations. Markets have lately shown remarkable resilience to this gloomy backdrop.

     This semi-annual report covers a period that highlights an impressive resilience of the U.S. economy and equity markets. The selling pressure during the final stage of the 2000/2001 bear market has been relentless. The sentiment towards the technology sector is as bleak as we have ever witnessed. However, there are clear signs that the tide for technology is turning. Of note is the purging and consolidation process experienced in the fall and spring. We believe this should serve as the linchpin for a multitude of new investment opportunities in next generation technology and biotechnology in the years ahead.

     Consider what equity markets have been asked to absorb since November: the aftermath and first stage recovery from the 9/11 terrorists attacks, major conflict in Afghanistan, a massive slowdown in business spending with accompanying huge layoffs, the collapse of Enron and the demise of venerable Arthur Andersen, and the threat of a global recession capped off by the most tense period of conflict in the Middle East in years. Through this, and more, the markets held their ground with both the S&P 500 and the NASDAQ Composite virtually unchanged during our fiscal first half ending April 30.

     The market's resilience in the face of such turmoil and uncertainty reflects a large measure of confidence in the underlying strength and durability of the U.S. economy. In our view, the technology sector is now poised to respond in stellar fashion when it senses a bonafide and sustained business recovery.

     The 2000/2001 technology stock bear market, though extreme in duration and intensity, has followed a fairly normal pattern over the past eighteen months. It began with the collapse of the weakest and most speculative small cap issues in 2000. Over the past six months, it finally reined in and engulfed the large cap "generals" of the sector. Few investors may be surprised that a young fledgling technology start-up would trade for under $10 a share. However, many investors today are shocked to see industry icons Oracle and Sun Microsystems now trade in the single digits as well. The bear market's methodical and relentless battering of each and every technology stock group has left few intact. Are there any remaining high-priced technology stocks whose declines will lead the markets lower still? Frankly, at this point it is hard to envision the catalyst for further declines in our sector -- the washout looks complete.

     Bucking the mixed and trendless markets of the past six months ending April 30, 2002, Amerindo Technology Fund Class D produced a market beating return of 11.0%, comparing favorably to the NASDAQ Composite's return of -0.1%. The Amerindo Internet B2B Fund's Class D performance lagged slightly, producing a return of -2.5%. In the biotechnology sector, a sharp correction made for a difficult investment environment. The Amerindo Health & Biotechnology Fund Class D declined -27.6%, slightly underperforming its benchmark NASDAQ Biotechnology Index's return of -24.6%.

     AmerindoFunds recently modified its investment policy to allow for the inclusion of private equity holdings in all portfolios. Opportunity springs from value and we believe that value is abundant in next generation technology and biotechnology at this time - especially in private companies. Valuations have rarely been lower and investment terms never more generous than what we have recently seen for still private companies. Due diligence has taken on a new meaning as VC's scrub the financials, bear down on company management, and scrutinize every detail of operating strategies. We believe a unique environment exists to invest selectively in leading edge next generation technology and biotechnology companies that could produce outsized returns during the next phase of Internet adoption.

     Amerindo's Quarterly Review & Economic Outlook is included in this report and provides a detailed review of where we have been over the past few months. It highlights the macro trends impacting next generation technology and biotechnology through 2002 and beyond. A few key points to consider:

     (BULLET) E-commerce is alive and well. Sales and profits of leading dot coms having grown surprisingly rapidly. Fewer dot com competitors make for stronger survivors more likely to dominate their market segment.

     (BULLET) Software evaluation, the precursor to software spending, is again on the rise. Business management knows that software is one of their best tools to cost effectively boost productivity.

     (BULLET) Telecom recovery will lag but we expect it to be robust in the second half of 2003.

     (BULLET) The opportunities in the biotechnology sector continue undiminished. Multiple catalysts should produce more buoyant biotechnology stocks in the second half of 2002.

     The resilience of the U.S. economy and markets is a huge plus at this juncture and creates a strong, stable basis from which further opportunities in technology can be launched. Consider an environment where we have record low interest rates, negligible inflation, rising productivity, growing employment and a market environment where pricing extremes have all but vanished. This is our operating environment today. It is easy to look forward with optimism and enthusiasm.

     Thank you for your continued confidence in Amerindo.



/s/ Alberto W. Vilar                          /s/ Gary A. Tanaka
--------------------                          ------------------

Alberto W. Vilar                              Gary A. Tanaka

                          REVIEW AND ECONOMIC OUTLOOK

     Public consensus indicates that the last 18 months have witnessed the "death knell" of the dot coms. The popular press equates the phrase "dot com" with a speculative "bubble." We are told that dot coms lack a business model and that any self-respecting brick-and-mortar company has long since shut down its wayward dot com foray. As the weakest trees in the forest, the dot coms were the first to suffer by the economic downturn in 2000--never to be heard from again, say many investors.

     The market, in its infinite wisdom, is telling us a different story. In the first quarter of 2002 the NASDAQ Composite (down 5.4%) and the technology sector continued to struggle through an economy that continues to bounce along the bottom of the recovery. We examined what is emerging after the long economic winter: pure-play Internet companies. Expedia, an online travel company, recently reported a dramatic first quarter increase of over 100% year to year and quietly grew to a market capitalization of $4.4 billion. Amazon, which one-year ago was widely predicted to go bankrupt, was up 32% this quarter and is showing strong operating metrics. In fact, Amazon is seeing traffic growth up 45% over last year. eBay is also demonstrating tremendous fundamental earnings growth as it achieved 30% quarterly operating margins on revenues of $245mm. In addition, some second-tier Internet companies are not only surviving, but thriving as consumers and businesses are voting with their dollars by moving their business online.

     Astute investors are coming back to these stocks because their business models are working. We acknowledge there was a proliferation of startup companies in each dot com sector and yes, many business plans were ill conceived. Nonetheless, many companies that had the capital to stay committed to their Internet businesses are emerging as winners. As the number of viable competitors in these sectors has diminished, the surviving companies have a long runway to be the dominant player in large market segments. Contrary to most investors who don't want to hear dot com ever again, we believe there is great opportunity in staying true to our thesis by remaining committed.

     Our view is that the market rebound will probably occur in steps, somewhat in tandem with advances in technology. After the rebirth, or second major stage of the Internet sector, which we are now witnessing, we should see other sectors reemerge. We believe infrastructure and software applications (enterprise spending dependent) will begin its rebound in the second half of 2002 and telecommunications, which was the last to fall, will be the last to rebound in 2003. This thesis is also corroborated by our technical view that the shares in these sectors need time to "base," or in effect, churn out their old disillusioned shareholders in favor of new investors that will look positively ahead to the next cycle.

                             (GRAPHIC APPEARS HERE)



     Infrastructure and software application companies, which rely on enterprise spending, should begin to see a meaningful increase in business in the second half of 2002. The first quarter was another difficult one for this segment. We have felt that CEOs are not going to make capital expenditures until their own businesses have improved. Others are seeing positive signs on the horizon.

         "FOLLOWING A LONG HIATUS, END USERS ARE BEGINNING TO SERIOUSLY EVALUATE ENTERPRISE SOFTWARE AGAIN. DURING THE FIRST QUARTER, [WE] OBSERVED A STRONG UP TICK IN SOFTWARE EVALUATION ACTIVITY, A LEADING INDICATOR OF SOFTWARE SPENDING. DEAL FLOW WAS SLUGGISH FOR MOST OF 2001. HOWEVER, IN DECEMBER, THERE WAS A NOTABLE UP TICK IN ACTIVITY THAT HAS CONTINUED THROUGH THE END OF MARCH . . . AFTER WITNESSING THREE STRAIGHT MONTHS OF SURGING EVALUATION ACTIVITY, IT'S CLEAR TO US THAT END USERS ARE STARTING TO SEE SOME LIGHT AT THE END OF THE ECONOMIC TUNNEL. AS SUCH, THEY ARE BEGINNING TO EXPLORE WAYS THAT ENTERPRISE SOFTWARE CAN BE LEVERAGED TO ASSIST IN THE RECOVERY. BARRING A DOUBLE-DIP RECESSION, SALES SHOULD CLOSELY FOLLOW. BASED ON OUR STREET-LEVEL VISIBILITY INTO END USER DEMAND, EVALUATION CYCLES, AND NEGOTIATION CYCLES, WE BELIEVE THAT A SUSTAINABLE PICKUP IN DEMAND SHOULD COMMENCE IN LATE JUNE OR EARLY JULY." (AMR RESEARCH -- APRIL 22, 2002)

     So, we consider the recovery in enterprise spending is a matter of "when," not "if." Fortune 1000 companies have not abandoned software to any extent more than the consumers have abandoned the Internet. When the economic cycle turns positive, we believe that CEOs will again spend significantly on technology that improves productivity and drives new revenue growth. Leading next-generation software and infrastructure companies should then reap the rewards. In the meantime, we believe the competitive dynamics of the industries themselves will improve, as the weakest companies are unable to endure the length and severity of the downturn.

     The last but probably the most dramatic sector to emerge out of the ashes will be next-generation telecommunications. Similar to the ongoing adoption rates in the Internet sector, the demand for broadband continues unabated. As the crucial bottleneck of last mile connectivity is addressed, we believe the new traffic should require a metro and long haul optical build out dwarfing that of the last five years. According to George Gilder in his April newsletter, "if by 2005 just 5% of the U.S. businesses adopt GIGABIT ETHERNET connections to the Internet, all the capacity on every fiber on each of the 22 most popular long haul routes would be used up. A mere 2% would still require the new lighting of thousands of fibers and would exhaust about half the major routes." Yet, capital expenditures continue to be slashed by major telecommunications carriers. We do not expect a pickup until perhaps the second half of 2003. When the retrenchment period is over and the carriers return to spending on new areas of growth and profitability, the next generation companies that can survive the drought, should be extremely well positioned to benefit. In fact, we believe this sector will deliver dramatic returns from 2003 to 2005. Again, in our view, next-generation telecommunications, which was the last sector to fall in late 2000, will likely be the last to rebound.

     We also remain highly committed to biotechnology where the long-term opportunity remains unbounded. The sequencing of the whole human genome triggered an explosion in genomics and proteomics research that has lead to thousands of new discoveries and ideas for new drug therapies. Researchers are discovering new connections between genes, proteins and disease that could lead to better diagnostic tests and treatments for diseases. The focus among biotech companies is to use the new information to discover more effective and safer therapies for all diseases. We anticipate that investment opportunities will be found in both the new genomic companies as well as in the more traditional biotechnology companies that focus on specific products and diseases. We believe the most important sub-sectors emerging in the biotechnology industry are genomics/diagnostics, antibody therapies, and medical products.

     While we believe the biotechnology sector continues to hold unlimited potential, we also recognize that there will be typical periodic setbacks. In the last quarter the biotechnology sector was hit with some negative events. First, there were a number of new drug setbacks at the Food & Drug Administration (FDA), resulting in delays in the approval of new drug therapies. Second, the accounting issues that arose from Enron impacted biotechnology companies that have joint venture accounting structures. While this is a common arrangement for biotechnology companies that form partnerships, these companies were negatively impacted. Lastly, the high profile setback of Imclone and the FDA refusal to let them file their drug had a negative impact. These disappointments resulted in a first quarter decline in the sector.

     Our outlook for the biotech sector remains bullish over the intermediate to long term. We believe a couple key factors will continue to drive the biotechnology sector in 2002 and beyond. First, the large numbers of patent expirations that are expected over the next several years have put pressure on pharmaceutical companies to find new drugs. This is a positive for the biotechnology sector, as the majority of new innovations are stemming from biotechnology companies. In the first quarter we saw two significant acquisitions initiated. We anticipate that the mergers and acquisition activity will continue unabated. Second, the strong cash balances of many biotechnology companies enable them to focus on drug development without worrying about funding. At the end of the first quarter there were ten biotechnology companies with cash balances greater than $750 million. This gives the companies enormous leverage when negotiating partnerships with large biotechs or pharmaceutical companies.

     We enter the second quarter very constructive about the prospects for the sector. First, there are nine potential blockbuster drugs under review at the FDA. Second, we are entering into the spring conference season where important clinical data will be presented at several high profile medical meetings. Last, Congress is expected to renew by year-end the Prescription Drug User Fee Act (PDUFA), which enables the FDA to turn around new drug/biologic approvals in six to ten months. Renewal of this bill should streamline the FDA approval process. We expect the impact of these events to regenerate interest in the biotech sector for some time.

     We greatly appreciate your continued confidence in our investment strategy in these unprecedented times.

      THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, NOR INVESTMENT ADVICE. FURTHERMORE, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN THE PORTFOLIO.

                            AMERINDO TECHNOLOGY FUND
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2002
                                  (Unaudited)

COMMON STOCK* -- 94.5%

   SHARES                                                                               VALUE
  --------                                                                        --------------
    515,500   Akamai Technologies ........................................        $   1,180,495
     95,000   Alkermes ...................................................            1,913,300
    218,300   Amazon.Com .................................................            3,643,427
    385,746   Ariba ......................................................            1,446,547
    337,500   Ask Jeeves .................................................              496,125
    725,000   Brio Software (A) ..........................................            1,402,222
     61,500   Broadcom ...................................................            2,121,750
    105,000   Brocade Communications Systems .............................            2,686,950
    430,337   CancerVax, Series B (A) ....................................            1,149,000
    147,285   Cellomics, Series D (A) ....................................              312,245
  1,435,000   CoSine Communications ......................................              990,150
    124,000   Dovebid, Unit (A) ..........................................              248,000
    299,500   eBay .......................................................           15,903,450
    191,176   Epicentric, Series D (A) ...................................              909,998
    185,000   Expedia ....................................................           14,954,660
    353,600   Freemarkets ................................................            6,279,936
     47,400   Genzyme Transgenics ........................................              131,772
     64,300   Gilead Sciences ............................................            2,001,016
    572,500   Homestore.com ..............................................            1,454,150
    582,500   i2 Technologies ............................................            1,834,875
     97,500   ImClone Systems ............................................            1,569,750
    191,000   Internap Network Services ..................................              110,780
     10,000   Juniper Networks ...........................................              101,100
     50,550   Kana Software ..............................................              520,160
    232,500   Looksmart ..................................................              553,350
    142,800   NetScreen Technologies .....................................            1,403,724
    130,000   Siebel Systems .............................................            3,144,700
    285,000   Sycamore Networks ..........................................              963,300
    337,500   Vignette ...................................................              867,375
    255,000   XOMA .......................................................              951,150
    246,776   Yahoo ......................................................            3,642,414
                                                                                  -------------
TOTAL COMMON STOCK
   (Cost $227,951,865)                                                               74,887,871
                                                                                  -------------

                            AMERINDO TECHNOLOGY FUND
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 APRIL 30, 2002
                                  (Unaudited)

   SHARES                                                                               VALUE
  --------                                                                        --------------
WARRANTS -- 2.4%
          1   Access360, Expires 08/31/02 ................................        $     230,000
     58,914   Cellomics, Expires 02/28/06 ................................                   --
     35,520   Expedia, Expires 02/04/09 ..................................            1,633,920
                                                                                  -------------
TOTAL WARRANTS
   (Cost $230,000)                                                                    1,863,920
                                                                                  -------------
TOTAL INVESTMENTS -- 96.9%
   (Cost $228,181,865)                                                            $  76,751,791
                                                                                  =============


  PERCENTAGES BASED ON NET ASSETS OF $79,228,831.
  (A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.
  * ALL COMMON STOCK HELD AS OF APRIL 30, 2002 IS NON-INCOME PRODUCING.
  AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           AMERINDO INTERNET B2B FUND
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2002
                                  (Unaudited)


COMMON STOCK* -- 75.5%

   SHARES                                                                               VALUE
  --------                                                                        --------------
     50,000   Akamai Technologies ........................................        $     114,500
     45,000   Art Technology Group .......................................               74,250
      2,500   Broadcom ...................................................               86,250
     10,000   Brocade Communications Systems .............................              255,900
     22,000   eBay .......................................................            1,168,200
     18,908   Epicentric, Series D (A) ...................................               90,002
     10,000   Expedia ....................................................              808,360
     44,800   Freemarkets ................................................              795,648
    116,500   Homestore.com ..............................................              295,910
     35,000   i2 Technologies ............................................              110,250
     50,000   Internet Capital Group .....................................               23,000
    102,500   Loudcloud ..................................................              189,625
     16,000   NetScreen Technologies .....................................              157,280
     17,500   Network Appliance ..........................................              305,375
     12,500   Sycamore Networks ..........................................               42,250
     70,000   Vignette ...................................................              179,900
                                                                                  -------------
TOTAL COMMON STOCK (Cost $10,248,065)                                                 4,696,700
                                                                                  -------------
WARRANTS -- 1.4%
      1,920   Expedia, Expires 2/04/2009 .................................               88,320
                                                                                  -------------
TOTAL WARRANTS (Cost $0)                                                                 88,320
                                                                                  -------------
TOTAL INVESTMENTS -- 76.9% (Cost $10,248,065)                                     $   4,785,020
                                                                                  =============

  PERCENTAGES BASED ON NET ASSETS OF $6,220,218.
  (A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.
  * ALL COMMON STOCK HELD AS OF APRIL 30, 2002 IS NON-INCOME PRODUCING.
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2002
                                  (Unaudited)

COMMON STOCK* -- 98.2%

   SHARES                                                                               VALUE
  --------                                                                        --------------
     12,500   Alkermes ...................................................        $     251,750
     37,453   CancerVax, Series B (A) ....................................              100,000
     25,992   Cellomics, Series D (A) ....................................               55,102
     13,000   Cerus ......................................................              665,730
    100,000   Ciphergen Biosystems .......................................              617,000
     80,000   Genzyme Transgenics ........................................              222,400
      8,500   Gilead Sciences ............................................              264,520
      4,500   Idec Pharmaceuticals .......................................              247,275
     15,000   ImClone Systems ............................................              241,500
     25,000   Medimmune ..................................................              835,000
     15,000   Millennium Pharmaceuticals .................................              299,400
     23,500   NPS Pharmaceuticals ........................................              700,535
     12,500   Protein Design Labs ........................................              224,500
     21,000   Sepracor ...................................................              265,860
     13,000   Vertex Pharmaceuticals .....................................              276,510
     30,000   XOMA .......................................................              111,900
                                                                                  -------------
TOTAL COMMON STOCK (Cost $6,922,424)                                                  5,378,982
                                                                                  -------------
WARRANTS -- 0.0%
     10,397   Cellomics, Expires 02/28/06 ................................                   --
                                                                                  -------------
TOTAL WARRANTS (Cost $0)                                                                     --
                                                                                  -------------
TOTAL INVESTMENTS -- 98.2% (Cost $6,922,424)                                      $   5,378,982
                                                                                  =============

  PERCENTAGES BASED ON NET ASSETS OF $5,478,739.
  (A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS.
  * ALL COMMON STOCK HELD AS OF APRIL 30, 2002 IS NON-INCOME PRODUCING.
  AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 AMERINDOFUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  (Unaudited)

                                                                              TECHNOLOGY FUND
                                                                              ---------------
                                                                           FOR THE PERIOD ENDED
                                                                           --------------------
                                                                              APRIL 30, 2002
                                                                              --------------
ASSETS
   Investments, at cost ..................................................     $ 228,181,865
                                                                               -------------
   Investments, at value .................................................     $  76,751,791
   Cash ..................................................................            51,386
   Dividends and interest receivable .....................................             2,891
   Receivable for investments sold .......................................         2,714,829
   Receivable for shares of beneficial interest sold .....................            54,217
   Other assets ..........................................................           199,520
                                                                               -------------
   Total Assets ..........................................................        79,774,634
                                                                               -------------
LIABILITIES
   Payable for investments purchased .....................................             2,976
   Payable for shares of beneficial interest redeemed ....................           210,081
   Accrued expenses ......................................................           332,746
                                                                               -------------
   Total Liabilities .....................................................           545,803
                                                                               -------------
   Total Net Assets ......................................................     $  79,228,831
                                                                               =============
NET ASSETS:
   Portfolio Shares of Class D ...........................................       425,568,523
   Portfolio Shares of Class A ...........................................        30,736,251
   Portfolio Shares of Class C ...........................................         8,997,342
   Accumulated net investment loss .......................................        (1,012,309)
   Accumulated net realized loss on investments ..........................      (233,630,902)
   Net unrealized depreciation on investments ............................      (151,430,074)
                                                                               -------------
   TOTAL NET ASSETS ......................................................     $  79,228,831
                                                                               =============
   Outstanding shares of beneficial interest* ($0.001 par value)
   Class D ...............................................................        15,165,107
   Class A ...............................................................         1,143,763
   Class C ...............................................................           413,655
   Net Asset Value, Offering and Redemption Price Per Share -- Class D ....            $4.74
                                                                               =============
   Net Asset Value and Redemption Price Per Share -- Class A ..............            $4.76
                                                                               =============
   Maximum Offering  Price Per Share -- Class A** .........................            $5.05
                                                                               =============
   Net Asset Value, Offering and Redemption Price Per Share -- Class C ....            $4.66
                                                                               =============

 * 1,000,000,000 SHARES AUTHORIZED IN TOTAL FOR THE TECHNOLOGY FUND, AND 120,000,000 SHARES AUTHORIZED IN TOTAL FOR THE INTERNET B2B FUND AND THE HEALTH & BIOTECHNOLOGY FUND.
** MAXIMUM OFFERING PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE BY 1
   MINUS THE MAXIMUM SALES CHARGE OF 5.75%.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                                                                     HEALTH &
                                                                                                     --------
                                                                          INTERNET B2B FUND      BIOTECHNOLOGY FUND
                                                                          -----------------     --------------------
                                                                         FOR THE PERIOD ENDED   FOR THE PERIOD ENDED
                                                                         --------------------   --------------------
                                                                           APRIL 30, 2002          APRIL 30, 2002
                                                                           --------------          --------------
ASSETS                                                                       $ 10,248,065           $ 6,922,424
   Investments, at cost ..................................................   ------------           -----------
                                                                             $  4,785,020           $ 5,378,982
   Investments, at value .................................................      1,171,366                19,629
   Cash ..................................................................          1,662                 8,589
   Dividends and interest receivable .....................................        266,191               543,766
   Receivable for investments sold .......................................             --                 1,194
   Receivable for shares of beneficial interest sold .....................         24,222                30,407
   Other assets ..........................................................   ------------           -----------
                                                                                6,248,461             5,982,567
   Total Assets ..........................................................   ------------           -----------

LIABILITIES                                                                         1,706               483,249
   Payable for investments purchased .....................................          4,901                20,579
   Payable for shares of beneficial interest redeemed ....................         21,636                    --
   Accrued expenses ......................................................   ------------           -----------
                                                                                   28,243               503,828
   Total Liabilities .....................................................   ------------           -----------
                                                                             $  6,220,218           $ 5,478,739
   Total Net Assets ......................................................   ============           ===========

NET ASSETS:                                                                    18,151,056             7,794,133
   Portfolio Shares of Class D ...........................................      3,243,272             3,066,681
   Portfolio Shares of Class A ...........................................      2,242,048             1,713,645
   Portfolio Shares of Class C ...........................................        (72,146)              (67,648)
   Accumulated net investment loss .......................................    (11,880,967)           (5,484,630)
   Accumulated net realized loss on investments ..........................     (5,463,045)           (1,543,442)
   Net unrealized depreciation on investments ............................   ------------           -----------
                                                                             $  6,220,218           $ 5,478,739
   TOTAL NET ASSETS ......................................................   ============           ===========

   Outstanding shares of beneficial interest* ($0.001 par value)
   Class D ...............................................................      1,268,899               525,061
   Class A ...............................................................        313,594               220,990
   Class C ...............................................................        204,333               136,530
   Net Asset Value, Offering and Redemption Price Per Share -- Class D ....         $3.49                 $6.23
                                                                             ============           ===========
   Net Asset Value and Redemption Price Per Share -- Class A ..............         $3.50                 $6.22
                                                                             ============           ===========
   Maximum Offering  Price Per Share -- Class A** .........................         $3.71                 $6.60
                                                                             ============           ===========
   Net Asset Value, Offering and Redemption Price Per Share -- Class C ....         $3.43                 $6.11
                                                                             ============           ===========

                                  AMERINDOFUNDS
                            STATEMENTS OF OPERATIONS
                                  (Unaudited)


                                                                              TECHNOLOGY FUND
                                                                              ---------------
                                                                           FOR THE PERIOD ENDED
                                                                           --------------------
                                                                              APRIL 30, 2002
                                                                              --------------
INCOME
   Interest ..............................................................      $     22,861
                                                                                ------------
EXPENSES
   Investment advisory fees (Note 4) .....................................           684,775
   Distribution fees-- Class D (Note 5) ..................................           117,813
   Distribution fees-- Class A (Note 5) ..................................             9,199
   Distribution fees-- Class C (Note 5) ..................................            10,766
   Professional fees .....................................................           110,907
   Administration and accounting fees ....................................            58,581
   Transfer agents fees ..................................................           197,943
   Registration fees .....................................................            73,047
   Directors' fees and expenses ..........................................            19,682
   Printing ..............................................................            69,026
   Custodian fees ........................................................             7,752
   Miscellaneous .........................................................            11,264
                                                                                ------------
   Net expenses ..........................................................         1,370,755
   Less:
      Investment advisory fees waived (Note 4) ...........................          (335,585)
      Investment advisory fees reimbursed (Note 4) .......................                --
                                                                                ------------
   Total net expenses ....................................................         1,035,170
                                                                                ------------
   Net investment loss ...................................................        (1,012,309)
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment transactions ........................       (44,382,151)
   Net change in unrealized appreciation of investments ..................        54,620,076
                                                                                ------------
   Total net realized and unrealized gain (loss) on investments ..........        10,237,925
                                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .......................................................      $  9,225,616
                                                                                ============

Amounts designated as "--" are either $0 or have been rounded to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                                     HEALTH &
                                                                                                     --------
                                                                          INTERNET B2B FUND      BIOTECHNOLOGY FUND
                                                                         -----------------   ---------------------------
                                                                         FOR THE PERIOD ENDED   FOR THE PERIOD ENDED
                                                                         --------------------   --------------------
                                                                           APRIL 30, 2002         APRIL 30, 2002
                                                                           --------------         --------------
INCOME                                                                       $  10,128             $    16,985
   Interest ..............................................................   ---------             -----------

EXPENSES                                                                        52,844                  53,815
   Investment advisory fees (Note 4) .....................................       6,250                   5,320
   Distribution fees-- Class D (Note 5) ..................................       1,268                   2,417
   Distribution fees-- Class A (Note 5) ..................................       4,060                   5,327
   Distribution fees-- Class C (Note 5) ..................................      13,310                   6,982
   Professional fees .....................................................      57,236                  56,872
   Administration and accounting fees ....................................       8,319                  17,967
   Transfer agents fees ..................................................       1,862                   9,981
   Registration fees .....................................................         615                     943
   Directors' fees and expenses ..........................................       4,621                   2,375
   Printing ..............................................................       6,354                   7,315
   Custodian fees ........................................................         455                     142
   Miscellaneous .........................................................   ---------             -----------
                                                                               157,194                 169,456
   Net expenses ..........................................................
   Less:                                                                       (52,844)                (53,815)
      Investment advisory fees waived (Note 4) ...........................     (22,076)                (31,008)
      Investment advisory fees reimbursed (Note 4) .......................   ---------             -----------
                                                                                82,274                  84,633
   Total net expenses ....................................................   ---------             -----------
                                                                               (72,146)                (67,648)
   Net investment loss ...................................................   ---------             -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                             (698,473)             (2,135,269)
   Net realized loss from investment transactions ........................     552,786                  39,795
   Net change in unrealized appreciation of investments ..................   ---------             -----------
                                                                              (145,687)             (2,095,474)
   Total net realized and unrealized gain (loss) on investments ..........   ---------             -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              $(217,833)            $(2,163,122)
   FROM OPERATIONS .......................................................   =========             ===========


                                 AMERINDOFUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (Unaudited)


                                                                     TECHNOLOGY FUND
                                                           ----------------------------------
                                                              FOR THE                FOR THE
                                                           PERIOD ENDED            YEAR ENDED
                                                            APRIL 30,             OCTOBER 31,
                                                               2002                   2001
                                                           ------------           -----------
OPERATIONS
   Net investment loss ..............................      $ (1,012,309)        $  (3,087,704)
   Net realized loss from investment
      transactions ..................................       (44,382,151)         (174,687,896)
   Net change in unrealized appreciation
      (depreciation) of investments .................        54,620,076          (136,511,416)
                                                           ------------         -------------
   Net increase (decrease) in net assets resulting
      from operations ...............................         9,225,616          (314,287,016)
                                                           ------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains
      Class D Shares ................................                --                    --
      Class A Shares ................................                --                    --
      Class C Shares ................................                --                    --
                                                           ------------         -------------
   Total distributions ..............................                --                    --
                                                           ------------         -------------
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) .................        (7,899,305)          (14,915,257)
                                                           ------------         -------------
   Total increase (decrease) in net assets ..........         1,326,311          (329,202,273)

NET ASSETS:
   Beginning of period ..............................        77,902,520           407,104,793
                                                           ------------         -------------
   End of period ....................................      $ 79,228,831         $  77,902,520
                                                           ============         =============



Amounts designated as "--" are either $0 or have been rounded to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                     INTERNET                                HEALTH &
                                                                     B2B FUND                            BIOTECHNOLOGY FUND
                                                        -----------------------------------      -----------------------------------
                                                           FOR THE            FOR THE              FOR THE             FOR THE
                                                         PERIOD ENDED        YEAR ENDED          PERIOD ENDED          YEAR ENDED
                                                           APRIL 30,         OCTOBER 31,           APRIL 30,           OCTOBER 31,
                                                            2002                2001                 2002                 2001
                                                        --------------      -------------        ------------       -------------
OPERATIONS                                               $   (72,146)       $   (152,162)        $   (67,648)        $  (109,800)
   Net investment loss ..............................
   Net realized loss from investment                        (698,473)        (11,130,932)         (2,135,269)         (3,156,092)
      transactions ..................................
   Net change in unrealized appreciation                     552,786          (5,923,981)             39,795          (1,630,999)
      (depreciation) of investments .................    ------------        ------------        ------------        ------------

   Net increase (decrease) in net assets resulting          (217,833)        (17,207,075)         (2,163,122)         (4,896,891)
      from operations ...............................    ------------        ------------        ------------        ------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                             --            (451,670)                 --            (451,471)
      Class D Shares ................................             --             (57,125)                 --            (143,231)
      Class A Shares ................................             --             (49,639)                 --             (74,556)
      Class C Shares ................................    ------------        ------------        ------------        ------------
                                                                  --            (558,434)                 --            (669,258)
   Total distributions ..............................    ------------        ------------        ------------        ------------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) .................        188,319           5,608,022            (233,975)          3,470,994
                                                         ------------        ------------        ------------        ------------
   Total increase (decrease) in net assets ..........        (29,514)        (12,157,487)          2,397,097)         (2,095,155)

NET ASSETS:
   Beginning of period ..............................      6,249,732          18,407,219           7,875,836           9,970,991
                                                         ------------        ------------        ------------        ------------
   End of period ....................................    $ 6,220,218         $ 6,249,732         $ 5,478,739         $ 7,875,836
                                                         ============        ============        ============        ============

FINANCIAL HIGHLIGHTS

(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                       NET REALIZED
                                            AND
               NET                      UNREALIZED      DISTRIBUTIONS      NET
              ASSET                        GAIN             FROM          ASSET
              VALUE          NET          (LOSS)          REALIZED        VALUE
            BEGINNING    INVESTMENT         ON             CAPITAL         END           TOTAL
            OF PERIOD       LOSS        INVESTMENTS         GAINS       OF PERIOD       RETURN*
            ---------    ----------    ------------     -------------   ---------       -------
---------------
Technology Fund
---------------
Class D
   2002+     $ 4.27       $(0.06)        $   0.53              --        $ 4.74          11.01%
   2001++     20.20        (0.16)          (15.77)             --          4.27         (78.86)
   2000       23.46        (0.53)           (2.73)             --         20.20         (13.90)
   1999**     13.61        (0.07)           20.07         $(10.15)        23.46         146.74
   1998        7.37        (0.20)            6.44              --         13.61          84.67
   1997        9.00        (0.16)           (1.47)             --          7.37         (18.11)
Class A
   2002+     $ 4.29       $(0.06)        $   0.53              --        $ 4.76          10.96%
   2001++     20.31        (0.16)          (15.86)             --          4.29         (78.88)
   2000       23.61        (0.42)           (2.88)             --         20.31         (13.98)
   1999**     13.59        (0.08)           20.25         $(10.15)        23.61         148.20
   1998(1)     8.44        (0.10)            5.25              --         13.59          61.02
Class C
   2002+     $ 4.22       $(0.08)        $   0.52              --        $ 4.66          10.43%
   2001++     20.08        (0.21)          (15.65)             --          4.22         (78.98)
   2000(2)    30.72        (0.37)          (10.27)             --         20.08         (34.64)


 * Total return is for the period indicated and has not been annualized. Initial sales charges are not reflected in the calculation of total investment return.
** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31. All ratios for the period have been annualized.
 + For the six months ended April 30, 2002. Per share ratios calculated using average shares outstanding method. All ratios for the period have been annualized.
++ Per share ratios calculated using average shares outstanding method.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   AMERINDOFUNDS

                                                                                  RATIO OF NET
                                                                    RATIO         INVESTMENT
                     NET                           RATIO           OF NET            LOSS
                   ASSETS         RATIO         OF EXPENSES      INVESTMENT       TO AVERAGE
                   END OF      OF EXPENSES      TO AVERAGE         LOSS TO        NET ASSETS
                   PERIOD      TO AVERAGE       NET ASSETS         AVERAGE    (EXCLUDING WAIVERS      PORTFOLIO
                    (000)      NET ASSETS   (EXCLUDING WAIVERS)  NET ASSETS   AND REIMBURSEMENTS)     TURNOVER
                   ------      -----------  -------------------  ----------   -------------------     ---------
---------------
Technology Fund
---------------
Class D
   2002+         $ 71,854         2.25%            2.98%           (2.20)%          (2.93)%             26.08%
   2001++          71,055         2.25             2.56            (1.83)           (2.14)              70.03
   2000           379,869         2.13             2.13            (1.94)           (1.94)              30.51
   1999**         272,205         2.25             2.29            (0.64)           (0.68)             170.00
   1998            64,194         2.25             2.75            (2.21)           (2.72)              78.46
   1997            40,191         2.25             2.83            (2.25)           (2.83)             355.21
Class A
   2002+         $  5,446         2.25%            3.00%           (2.21)%          (2.96)%             26.08%
   2001++           5,185         2.25             2.57            (1.85)           (2.17)              70.03
   2000            21,926         2.15             2.15            (1.97)           (1.97)              30.51
   1999**           8,772         2.50             2.54            (0.75)           (0.79)             170.00
   1998(1)            803         2.50             2.86            (2.40)           (2.76)              78.46
Class C
   2002+         $  1,929         3.00%            3.76%           (2.96)%          (3.72)%             26.08%
   2001++           1,663         3.00             3.33            (2.61)           (2.94)              70.03
   2000(2)          5,310         2.96             2.96            (2.80)           (2.80)              30.51




(1) Commenced operations on August 3, 1998. All ratios for the period have been annualized.
(2) Commenced operations on December 15, 1999. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                       NET REALIZED
                                            AND
               NET                      UNREALIZED      DISTRIBUTIONS      NET
              ASSET                        GAIN             FROM          ASSET
              VALUE          NET          (LOSS)          REALIZED        VALUE
            BEGINNING    INVESTMENT         ON             CAPITAL         END          TOTAL
            OF PERIOD       LOSS        INVESTMENTS         GAINS       OF PERIOD      RETURN*
            ---------    ----------    ------------     -------------   ---------      -------
--------------------
Internet B2B Fund(1)
--------------------
Class D
   2002+     $ 3.58       $(0.04)        $ (0.05)              --         $ 3.49        (2.51)%
   2001++     16.79        (0.09)         (12.66)          $(0.46)          3.58       (77.91)
   2000       10.00        (0.03)           6.82               --          16.79        67.91
Class A
   2002+     $ 3.59       $(0.04)        $ (0.05)              --         $ 3.50        (2.51)%
   2001++     16.78        (0.09)         (12.64)          $(0.46)          3.59       (77.85)
   2000       10.00        (0.04)           6.82               --          16.78        67.89
Class C
   2002+     $ 3.53       $(0.05)        $ (0.05)              --         $ 3.43        (2.83)%
   2001++     16.72        (0.14)         (12.59)          $(0.46)          3.53       (78.14)
   2000       10.00        (0.07)           6.79               --          16.72        67.30
------------------------------
Health & Biotechnology Fund(1)
------------------------------
Class D
   2002+     $ 8.60       $(0.07)        $ (2.30)              --         $ 6.23       (27.56)%
   2001++     14.60        (0.11)          (5.06)          $(0.83)          8.60       (37.54)
   2000       10.00        (0.05)           4.65               --          14.60        45.99
Class A
   2002+     $ 8.59       $(0.07)        $ (2.30)              --         $ 6.22       (27.59)%
   2001++     14.59        (0.11)          (5.06)          $(0.83)          8.59       (37.57)
   2000       10.00        (0.04)           4.63               --          14.59        45.90
Class C
   2002+     $ 8.48       $(0.10)        $ (2.27)              --         $ 6.11       (27.95)%
   2001++     14.55        (0.18)          (5.06)          $(0.83)          8.48       (38.19)
   2000       10.00        (0.07)           4.62               --          14.55        45.51



* Total return is for the period indicated and has not been annualized. Initial sales charges are not reflected in the calculation of total investment return. +
+ For the six months ended April 30, 2002. Per share ratios calculated using average shares outstanding method. All ratios for the period have been annualized.
++ Per share ratios calculated using average shares outstanding method.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                   AMERINDOFUNDS

                                                                            RATIO OF NET
                                                               RATIO         INVESTMENT
                NET                           RATIO           OF NET            LOSS
              ASSETS         RATIO         OF EXPENSES      INVESTMENT       TO AVERAGE
              END OF      OF EXPENSES      TO AVERAGE         LOSS TO        NET ASSETS
              PERIOD      TO AVERAGE       NET ASSETS         AVERAGE    (EXCLUDING WAIVERS      PORTFOLIO
               (000)      NET ASSETS   (EXCLUDING WAIVERS)  NET ASSETS   AND REIMBURSEMENTS)     TURNOVER
              ------      -----------  -------------------  ----------   -------------------     ---------
--------------------
Internet B2B Fund(1)
--------------------
Class D
   2002+    $  4,423         2.25%            4.38%           (1.97)%          (4.10)%             42.45%
   2001++      4,483         2.25             4.52            (1.43)           (3.70)             143.55
   2000       15,084         2.23             4.55            (0.84)           (3.16)              61.39
Class A
   2002+    $  1,097         2.25%            4.34%           (1.96)%          (4.05)%             42.45%
   2001++      1,117         2.25             4.40            (1.46)           (3.61)             143.55
   2000        1,810         2.23             4.36            (0.91)           (3.04)              61.39
Class C
   2002+    $    700         3.00%            5.16%           (2.71)%          (4.87)%             42.45%
   2001++        650         3.00             5.24            (2.20)           (4.44)             143.55
   2000        1,513         2.97             5.09            (1.64)           (3.76)              61.39
------------------------------
Health & Biotechnology Fund(1)
------------------------------
Class D
   2002+    $  3,269         2.25%            4.61%           (1.77)%          (4.13)%             59.76%
   2001++      4,724         2.25             4.43            (1.09)           (3.27)             362.97
   2000        6,403         2.22             6.46            (1.38)           (5.62)              55.63
Class A
   2002+    $  1,375         2.25%            4.60%           (1.78)%          (4.13)%             59.76%
   2001++      2,048         2.25             4.30            (1.11)           (3.16)             362.97
   2000        2,233         2.22             6.76            (1.41)           (5.95)              55.63
Class C
   2002+    $    835         3.00%            5.40%           (2.54)%          (4.94)%             59.76%
   2001++      1,104         3.00             5.02            (1.83)           (3.85)             362.97
   2000        1,335         2.96             7.22            (2.19)           (6.45)              55.63




(1) Commenced operations on May 30, 2000. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 AMERINDOFUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2002
                                  (Unaudited)


NOTE 1. ORGANIZATION

     The Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund (collectively known as the "Funds") are series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Funds are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Funds' prospectuses provide a description of the Funds' investment objectives, policies and strategies.

     The Funds offer three classes of shares to investors, Class D, Class A and Class C shares, each with a minimum investment of $2,500. Class D shares are sold without an initial sales load. Class A shares are sold subject to an initial sales load of up to 5.75%. Class C shares are sold without an initial sales load, but are subject to a 1% maximum deferred sales charge on redemptions within the first year of purchase. Class D, Class A, and C shares are each subject to a fee of 2% on redemptions made within the first year of purchase.


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors (the "Board").

                                 AMERINDOFUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                  (Unaudited)


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and capital gains. Accordingly, no provision for Federal income taxes is required.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. At April 30, 2002, no securities were held which require amortization of discounts or premiums.

     INCOME AND EXPENSES -- All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Funds' Class C shares bear higher distribution fees than Class Dand A shares.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

                                 AMERINDOFUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                  (Unaudited)


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audit of Investment Companies" (the "Guide") as required on November 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.


NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (other than short-term investments and U.S. Government Securities), for the Funds for the period ended April 30, 2002, are as follows:


                                                                  AMERINDO
                             AMERINDO           AMERINDO          HEALTH &
                            TECHNOLOGY        INTERNET B2B      BIOTECHNOLOGY
                               FUND               FUND              FUND
                            -----------       ------------      -------------
Purchases                   $22,619,610        $2,421,413         $6,920,864
Sales                        36,482,249         2,388,706          3,105,104


     The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at April 30, 2002 are as follows:

                                                                                 AMERINDO
                                                AMERINDO         AMERINDO        HEALTH &
                                               TECHNOLOGY      INTERNET B2B    BIOTECHNOLOGY
                                                  FUND             FUND            FUND
                                            --------------    -------------    -------------
Aggregate gross unrealized appreciation     $  14,708,544     $   783,138      $   221,677
Aggregate gross unrealized depreciation      (166,138,618)     (6,246,183)      (1,765,119)
                                            -------------     -----------      -----------
Net unrealized depreciation                 $(151,430,074)    $(5,463,045)     $(1,543,442)
                                            =============     ===========      ===========


NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENCY AND
        CUSTODIAN AGREEMENTS

     Each of the Funds have an agreement with Amerindo Investment Advisors Inc., (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to serve as investment advisor and manager to each of the Funds. Under the terms of the agreement, a monthly fee is paid to the Advisor of 0.125% (1.50% on an annual basis) of the average daily net assets of each of the funds. This advisory agreement is subject to an annual review by the Board.

                                 AMERINDOFUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                  (Unaudited)


     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Funds for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Funds) to the extent that the Total Annual Fund Operating expenses exceed 2.25%, 2.25% and 3.00% of the average daily net asset values of the Class D, Class A, and Class C shares, respectively.

     The Advisor and SEI Investments Mutual Funds Services (the "Administrator") are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily net assets of each of the Funds up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion.

     Forum Shareholder Services LLC (the "Transfer Agent") serves as the transfer agent and dividends disbursing agent for the Funds under a transfer agency agreement with Amerindo Funds Inc.

     The Northern Trust Company serves as the Funds' custodian.


NOTE 5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated September 15, 1999. The Funds have adopted a Distribution Plan (the "Plan") for Class D, Class A, and Class C shares. Under the terms of the Plan, each Fund pays the Distributor a monthly distribution fee at an annual rate of 0.75% and a shareholder service fee equal to 0.25% of the average daily net assets of the Class C shares and a distribution fee at an annual rate of 0.25% of the Class Ashares average daily net assets, which may be used by the Distributor to provide compensation for sales support and distribution activities. Each Fund has also adopted a distribution and service plan on behalf of the Class D shares which compensates the Advisor 0.25% of the average daily net assets of the Class D shares for providing services to shareholders.

                            AMERINDO TECHNOLOGY FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                  (Unaudited)


NOTE 6. FUND SHARE TRANSACTIONS

     Transactions in capital stock for the indicated periods were as follows:

     CLASS D SHARES                                 FOR THE                    FOR THE
                                                  PERIOD ENDED                YEAR ENDED
                                                 APRIL 30, 2002            OCTOBER 31,  2001
                                             ----------------------      ---------------------
                                               SHARES       AMOUNT        SHARES       AMOUNT
                                             ---------     --------      --------     --------
Shares sold .............................    1,446,494   $  7,713,485    4,496,431   $ 40,204,042
Shares issued in reinvestment of
   distributions from realized gains ....           --             --           --             --
Shares redeemed .........................   (2,918,530)   (15,435,777)  (6,667,299)   (57,854,759)
                                            ----------   ------------   ----------   ------------
Net decrease ............................   (1,472,036)  $ (7,722,292)  (2,170,868)  $(17,650,717)
                                            ==========   ============   ==========   ============


     CLASS A SHARES                                  FOR THE                     FOR THE
                                                   PERIOD ENDED                 YEAR ENDED
                                                  APRIL 30, 2002             OCTOBER 31, 2001
                                              -----------------------     -----------------------
                                               SHARES        AMOUNT        SHARES       AMOUNT
                                              ---------     --------      ---------   ----------
Shares sold .............................      151,298    $   803,499      520,993    $ 4,650,071
Shares issued in reinvestment of
   distributions from realized gains ....           --             --           --             --
Shares redeemed .........................     (214,918)    (1,097,345)    (393,196)    (3,035,662)

                                              ---------   ------------    ---------   ------------
Net increase (decrease) .................      (63,620)   $  (293,846)     127,797    $ 1,614,409
                                              =========   ============    =========   ============

     CLASS C SHARES                                  FOR THE                     FOR THE
                                                   PERIOD ENDED                 YEAR ENDED
                                                  APRIL 30, 2002             OCTOBER 31, 2001
                                              -----------------------     -----------------------
                                                SHARES       AMOUNT        SHARES       AMOUNT
                                              ---------     --------      ---------   ----------
Shares sold .............................       66,290    $   354,958      214,686    $ 1,743,273
Shares issued in reinvestment of
   distributions from realized gains ....           --             --           --             --
Shares redeemed .........................      (46,756)      (238,125)     (84,973)      (622,222)
                                              ---------   ------------   ----------   ------------
Net increase ............................       19,534    $   116,833      129,713    $ 1,121,051
                                              =========   ============   ==========   ============

                           AMERINDO INTERNET B2B FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 2002
                                  (Unaudited)


     CLASS D SHARES                                  FOR THE                    FOR THE
                                                   PERIOD ENDED                YEAR ENDED
                                                  APRIL 30, 2002            OCTOBER 31,  2001
                                              -----------------------     ---------------------
                                               SHARES        AMOUNT        SHARES       AMOUNT
                                              ---------     --------      --------     --------
Shares sold .............................      166,035   $    681,273      954,485   $  6,897,476
Shares issued in reinvestment of
   distributions from realized gains ....           --             --       33,941        435,807
Shares redeemed .........................     (149,035)      (592,406)    (635,005)    (3,875,995)
                                              ---------  -------------   ----------   ------------
Net increase ............................       17,000   $     88,867      353,421   $  3,457,288
                                              =========  =============   ==========   ============

     CLASS A SHARES                                 FOR THE                      FOR THE
                                                  PERIOD ENDED                  YEAR ENDED
                                                 APRIL 30, 2002              OCTOBER 31,  2001
                                              ----------------------       --------------------
                                               SHARES       AMOUNT         SHARES       AMOUNT
                                              ---------    ---------       -------     --------
Shares sold .............................       48,426   $    197,656      281,847    $ 1,875,032
Shares issued in reinvestment of
   distributions from realized gains ....           --             --        4,162         53,594
Shares redeemed .........................      (46,071)      (177,935)     (82,658)      (437,280)
                                              ---------  -------------     --------   ------------
Net increase ............................        2,355   $     19,721      203,351    $ 1,491,346
                                              =========  =============     ========   ============

     CLASS C SHARES                                 FOR THE                      FOR THE
                                                  PERIOD ENDED                  YEAR ENDED
                                                 APRIL 30, 2002              OCTOBER 31,  2001
                                              ----------------------       --------------------
                                               SHARES        AMOUNT        SHARES       AMOUNT
                                              ---------     --------       -------     --------
Shares sold .............................       49,537   $    198,986      161,903    $ 1,054,773
Shares issued in reinvestment of
   distributions from realized gains ....           --             --        3,617         46,253
Shares redeemed .........................      (29,279)      (119,255)     (71,922)      (441,638)
                                              ---------  -------------     --------   ------------
Net increase ............................       20,258   $     79,731       93,598    $   659,388
                                              =========  =============     ========   ============

                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 APRIL 30, 2002
                                  (Unaudited)


     CLASS D SHARES                                  FOR THE                    FOR THE
                                                   PERIOD ENDED                YEAR ENDED
                                                  APRIL 30, 2002            OCTOBER 31,  2001
                                              ----------------------      ---------------------
                                               SHARES       AMOUNT        SHARES       AMOUNT
                                              ---------    --------       --------     --------
Shares sold .............................       81,162   $    669,843      345,992    $ 4,306,890
Shares issued in reinvestment of
   distributions from realized gains ....           --             --       26,244        360,335
Shares redeemed .........................     (105,395)      (845,961)    (261,518)    (2,672,253)
                                              ---------  -------------    ---------   ------------
Net increase (decrease) .................      (24,233)  $   (176,118)     110,718    $ 1,994,972
                                              =========  =============    =========   ============



     CLASS A SHARES                                 FOR THE                    FOR THE
                                                  PERIOD ENDED                YEAR ENDED
                                                 APRIL 30, 2002            OCTOBER 31,  2001
                                              ----------------------      ---------------------
                                               SHARES       AMOUNT        SHARES       AMOUNT
                                              --------     --------       --------     --------
Shares sold .............................       36,268   $    298,908      152,127    $ 1,648,950
Shares issued in reinvestment of
   distributions from realized gains ....           --             --        9,485        130,131
Shares redeemed .........................      (53,739)      (410,487)     (76,151)      (711,319)
                                              ---------  -------------    ---------   ------------
Net increase (decrease) .................      (17,471)  $   (111,579)      85,461    $ 1,067,762
                                              =========  =============    =========   ============

     CLASS C SHARES                                 FOR THE                    FOR THE
                                                  PERIOD ENDED                YEAR ENDED
                                                 APRIL 30, 2002            OCTOBER 31,  2001
                                              -----------------------     ----------------------
                                               SHARES       AMOUNT        SHARES       AMOUNT
                                              --------     --------       --------     --------
Shares sold .............................       11,595   $     93,748       58,847    $   599,948
Shares issued in reinvestment of
   distributions from realized gains ....           --             --        5,409         73,935
Shares redeemed .........................       (5,217)       (40,026)     (25,861)      (265,623)
                                              ---------  -------------    ---------   ------------
Net increase ............................        6,378   $     53,722       38,395    $   408,260
                                              =========  =============    =========   ============

Amounts designated as "--" are either $0 or have been rounded to $0.

[GRAPHIC OMITTED}

INVESTMENT ADVISOR
----------------------------------------------------------------
AMERINDO INVESTMENT ADVISORS INC.

SAN FRANCISCO, CALIFORNIA/NEW YORK, NEW YORK


ADMINISTRATOR
----------------------------------------------------------------
SEI INVESTMENTS MUTUAL FUNDS SERVICES

OAKS, PENNSYLVANIA


DISTRIBUTOR
----------------------------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.

OAKS, PENNSYLVANIA


TRANSFER AND DIVIDEND AGENT
----------------------------------------------------------------
FORUM SHAREHOLDER SERVICES LLC

PORTLAND, MAINE


CUSTODIAN
----------------------------------------------------------------
THE NORTHERN TRUST COMPANY

CHICAGO, ILLINOIS


LEGAL COUNSEL
----------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP

NEW YORK, NEW YORK


INDEPENDENT AUDITORS
----------------------------------------------------------------
DELOITTE & TOUCHE LLP

NEW YORK, NEW YORK




1-888-832-4386

WWW.AMERINDO.COM



AME-SA-002-0100